SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 9, 2004

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

          DELAWARE                    1-13616                    02-045093
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

      11 Riverside Street, Nashua, NH                         03062-1373
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)

Item 1.01.        Entry into a Material Definitive Agreement

On November 8, 2004, Storage Computer Corporation (SCC) entered into a
"Source Code License and Distribution Agreement" and a "Software Porting and Development Agreement" for its CyberVSA Storage Operating System with Galactic Computing Corporation thru its British Virgin Islands subsidiary. Galactic operations are based in Shenzhen China.

Under the Software Porting and Development Agreement SCC has granted to GSS a Source Code License for its CyberVAS Storage Operating System. (Licensed Software)

Under the Source Code License and Distribution Agreement SCC grants to
Galactic a perpetual, fully paid, non-exclusive, limited license to use, modify, and copy the Licensed Software internally on galactic platforms for the following purposes: (a) create Derivative Works thereof that are Developed Products (b) support and maintain such Developed Products, (c) copy, have copied, and distribute such Developed Products in Galactic generated Firmware directly through Distributors to End Users; and (d) grant said Distributors the rights the rights granted in (c) above. In addition, Subject to the terms and conditions of the this Agreement, SCC grants to Galactic and its affiliates a non-exclusive, fully paid, perpetual and worldwide right and license under certain patents to use and sublicense to End Users the technology addressed by the patents

Compensation to SCC for the above agreements was established as a fixed fee amount of $ 2 million. The parties have agreed that that payment of the entire fixed fee of $ 2 million shall consist of services provided by Galactic (under the Software Porting and Development Agreement) in the form of porting certain SCC software to various hardware platforms. SCC shall have the exclusive right to use, sell, sublicense and distribute the Software, Documentation, Enhancements and any other Development Work to third parties worldwide.


Item 7.01          REGULATION FD DISCLOSURES

On December 8, 2004 the company issued a press release announcing that it had entered into a Cross Licensing Agreement with Galactic Computing Corp valued at $2 million.

Exhibit
Number      Description
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99.1        Press Release dated December 8, 2004, titled "STORAGE COMPUTER
            ENTERS CROSS LICENSING AGREEMENT" "Galactic Computing Deal valued at
            $2 million"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2004                  STORAGE COMPUTER CORPORATION



                                        By: /s/ Michael J. O'Donnell
                                            -------------------------
                                        Name:   Michael J. O'Donnell
                                        Title:  Chief Financial Officer